POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




Barbara J. Krumsiek             Elias Belayneh
Witness                                 Name of Director

                              POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                         /s/
Date                                     Signature




Madala Mthembu                 Robert S. Browne
Witness                                 Name of Director

                              POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




Tim Smith                             Barbara J. Krumsiek
Witness                                 Name of Director

                         POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




J.S. Calloway                        Reno Martini
Witness                                 Name of Director

                              POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                         /s/
Date                                     Signature




Katherine Stoner                   Madala Mthembu
Witness                                 Name of Director

                               POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




William M. Tartikoff            Donald R. Norland
Witness                                 Name of Director

                              POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




Barbara J. Krumsiek             Maceo K. Sloan
Witness                                 Name of Director

                              POWER OF ATTORNEY


I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                         /s/
Date                                     Signature




Barbara J. Krumsiek             Tim Smith
Witness                                 Name of Director

                              POWER OF ATTORNEY


         I, the undersigned Director of Calvert New World Fund, Inc. (The "Fund"), hereby constitute Ronald M. Wolfsheimer, William M. Tartikoff, Susan Walker Bender, and Katherine Stoner, Lisa Crossley, and Ivy Wafford Duke my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




Donald Norland                    Pam Van Arsdale
Witness                                 Name of Director

                              POWER OF ATTORNEY


         I, the undersigned Officer of Calvert New World Fund, Inc.
(The "Fund"), hereby constitute William M. Tartikoff, Lisa Crossley,
Susan Walker Bender, Ivy Wafford Duke, and Katherine Stoner my true and Lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Funds with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Funds with any government agency in any jurisdiction, domestic or foreign.

         The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Funds, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, and all state laws regulating the securities industry.

         The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Funds in connection with any transaction approved by the Board of Directors.

         When any of the above-referenced attorneys signs my name to any document in connection with maintaining the lawful operation of the Funds, the signing is automatically ratified and confirmed by me by virtue of this Power of Attorney.

         WITNESS my hand on the date set forth below.



May 8, 1997                        /s/
Date                                     Signature




Barbara J. Krumsiek             Ronald M. Wolfsheimer
Witness                                 Name of Officer